Exhibit 10.2
COMMERCE BANCSHARES, INC.
1987 NON-QUALIFIED STOCK OPTION PLAN
AMENDED AND RESTATED AS OF JULY 24, 2009
          Commerce Bancshares, Inc. (the “Company”), hereby establishes this Non-Qualified Stock Option Plan, (the “Plan”), for key employees of the Company and its subsidiaries. The Plan is designed to meet the criteria of performance-based compensation under Section 162 of the Internal Revenue Code, as amended.
1.	Purpose. The purpose of the Plan is to aid the Company and its subsidiaries in obtaining and retaining qualified and competent management personnel and to encourage significant contributions by such personnel to the success of the Company and its subsidiaries by providing additional, long-term incentive to those employees who contribute conspicuously to the successful and profitable operations of the Company and its subsidiaries. It is believed that this purpose will be furthered through the granting to key employees of options to purchase shares of the common stock of the Company (“options”), as provided herein, so that such employees (“optionees”) will be encouraged and enabled to acquire a larger personal interest in the continued success of the Company and its subsidiaries, thereby providing additional incentive to such employees to operate the Company and its subsidiaries in a manner to benefit all shareholders.

2.	Administration.
(a)	Grants of Options. All grants of options shall be made by the Compensation and Benefits Committee (the “Committee”) of the Board of Directors of the Company (the “Board of Directors”). The Board of Directors may from time to time remove from or add members to the Committee. The Committee shall consist solely of two or more directors who are both (a) “non-employee directors” under Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision thereto and (b) “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor provision thereto.

(b)	General Administration. The Committee shall have full power and authority to administer and interpret the Plan, subject to the provisions of the Plan and as to such matters as are reserved under the Plan to the Board of Directors. Any interpretation of the Plan or other act of the Committee in administering the Plan shall be final and binding on all employees. The Committee may adopt such procedures as it deems necessary or helpful in administering the Plan. No member of the Committee shall be liable for action or determination made in good faith with respect to the Plan or any option granted under the Plan.

3.	Eligibility. Officers and other key employees of the Company and its subsidiaries who are making, and who are expected to continue to make, substantial contributions to the success of the Company and its subsidiaries shall be eligible to receive grants of options. An option may not be granted to a member of the Board of Directors who is not also an employee of the Company or a subsidiary.

4.	Shares Subject to the Plan. Not more than 1,500,000 shares of the common stock, $5 par value, of the Company (the “Common Stock”) shall be issuable in respect of options granted under the Plan. Shares reserved under the Plan shall be appropriately adjusted as provided in Section 7 in the event of a change in the corporate structure or the shares of Common Stock of the Company. Shares subject to option under the Plan may be either authorized and unissued shares or issued shares which are reacquired by the Company and held in its treasury. Shares of common stock subject to an option shall, upon the expiration or termination of such option, to the extent unexercised, again be available for grant under the Plan.

5.	Grants to Employees. Options may be granted to eligible employees with respect to such number of shares of common stock and at such times during the term of this Plan as the Committee shall determine; provided, however, that not more than .5 percent of the outstanding shares of Common Stock as of the preceding December 31 may be awarded in any one year to any one person. The granting of options pursuant to the Plan shall occur when the Committee by resolution, written consent or other appropriate action determines to grant such option to a particular employee. An optionee may be granted additional options under the Plan without regard to whether any option previously granted to such optionee has been exercised in whole or in part.

6.	Terms and Conditions of Options. Each option shall be evidenced by a written grant (the “option grant”) in a form approved by the Committee, to be duly executed and delivered by or on behalf of the Company to the optionee. The option grant shall contain provisions not inconsistent with the following:
(a)	Price. The purchase price per share of common stock deliverable upon the exercise of an option shall be the last sale price as reported by the Automated Quotation System of the National Association of Securities Dealers on the date the option is granted. In the event a sale shall not have been effected on the date of the grant, the last sale price first reported prior to the date of grant shall be the purchase price per share.

(b)	Number of Shares. The option grant shall specify the number of shares of common stock to which it pertains.

(c)	Waiting Period and Duration of Options. Options shall be exercisable at such times and under such conditions as may be set forth in the option grant but in no event shall any option be exercised subsequent to the tenth annual anniversary of such date. Notwithstanding the foregoing, the Committee shall have the authority to accelerate or waive any condition on exercise of the option.

(d)	Exercise of Options. To the extent that the right to purchase shares has accrued under the option grant, options may be exercised by written notice to the Company. Such notice shall be in such form and directed to such person as the Committee shall determine. An option may be exercised without regard to whether any option previously granted to the same optionee has been exercised in whole or in part.

(e)	Payment and Delivery. Shares of common stock purchased pursuant to an option grant shall be paid for in full at the time of exercise, either (i) in cash (including check, bank draft or money order), (ii) by delivering common stock of the Company (including stock acquired in a “cashless exercise”), or (iii) a combination of common stock and cash. The fair market value of the common stock so delivered shall be the last sale price as reported by the Automated Quotation System of the National Association of Securities Dealers on the date of exercise. No shares shall be issued or delivered until full payment therefor has been made.

(f)	Non-Transferability. The Committee may make and include in the option grant such provisions regarding the transferability of options as it shall in its discretion determine.

(g)	Prior to Exercise. An optionee shall have none of the rights of a stockholder with respect to shares subject to the option until such shares of common stock have been purchased by the optionee.

(h)	Adjustments for Stock Splits, Etc. The number of shares of common stock subject to an option and the option price shall be appropriately adjusted as provided in Section 7 in the event of a change in the corporation structure or shares of the Company.

(i)	Investment Purpose. The Committee may require any optionee to furnish to the Company at the time of any exercise of the option a written representation (in form satisfactory to the Committee) that he is acquiring the shares resulting from such exercise with the intention of holding the same for investment and not for public distribution.

(j)	Continued Employment. Nothing contained in the Plan, or in any option granted pursuant to the Plan, shall confer upon any optionee any right with respect to continuance of employment by the Company, or a subsidiary of the Company, or interfere in any way with the right of the Company, or a subsidiary of the Company, to terminate the optionee’s employment at any time, with or without cause.

(k)	Employment Status at Exercise. Except as provided in Section 6(1), no option may be exercised unless the optionee is in the employ of the Company, or a subsidiary of the Company, at the time of such exercise. The Committee may make such provision as it deems appropriate with respect to optionees on leave of absence.
(l)	Termination of Employment. Each option shall be subject to the following provisions in the case of the termination of the optionee’s employment the term of the option:
(i)	Retirement. If an optionee shall cease to be employed by the Company, or a subsidiary of the Company, by reason of retirement pursuant to a pension or retirement plan of the Company, or of a subsidiary of the Company, the optionee may within a period of not more than thirty-six (36) months next succeeding such cessation of employment (but in no event after the expiration of the option period), exercise any and all of the optionee’s options with respect to all or any part of the shares as to which such options remain unexercised. Notwithstanding the foregoing, the Committee shall have the authority to provide in any option grant, or to amend any option grant to provide, that in the event an optionee’s employment ceases by reason of retirement, the optionee may exercise any and all of the optionee’s options which remain unexercised until the expiration of the original option period.

(ii)	Disability. If an optionee shall cease to be employed by the Company, or a subsidiary of the Company, by reason of permanent disability as determined by the optionee establishing the optionee’s eligibility to receive Social Security disability benefits, the optionee may within a period of not more than thirty-six (36) months next succeeding such cessation of employment (but in no event after the expiration of the option period), exercise the optionee’s option with respect to all or any part of the shares as to which such option remains unexercised.

(iii)	Death of Optionee. In the event of the death of an optionee while in the employ of the Company, or a subsidiary of the Company, or within twelve (12) months after the date of termination of such employment under “(i) Retirement,” or under “(ii) Disability,” any option granted to the optionee shall be exercisable with respect to all or any part of the shares as to which such option remains unexercised by the optionee’s legal representative or other person or persons to whom the optionee’s rights under the option shall pass by the optionee’s will or the laws of descent and distribution, but only before the expiration of the option period or of the twelve (12) month period next succeeding the optionee’s termination of employment, whichever first occurs.

(iv)	Other Reasons. If an optionee shall cease to be employed by the Company, or a subsidiary of the Company, for any reason other than those provided above under “(i) Retirement,” “(ii) Disability,” or “(iii) Death of

Optionee,” the optionee (or, in the event of the optionee’s death, such optionee’s legal representative) may within a period of not more than three (3) months next succeeding such cessation of employment (but in no event after the expiration of the option period) exercise the optionee’s option if and to the extent it was exercisable at the date of such cessation of employment. Notwithstanding the foregoing, if an optionee’s employment is terminated voluntarily by the optionee or is terminated due to the optionee’s theft, embezzlement, willful violation of any rules of the Company pertaining to the conduct of employees or the commission of a willful felonious act while an employee, then any option or unexercised portion thereof granted to the optionee shall immediately expire upon termination of employment.
(m)	Withholding for Taxes. At the time of exercise of an option granted under this Plan, the optionee shall provide for the payment to the Company of federal, state, local and payroll withholding taxes attributable to such exercise. The optionee shall advise the Company at the time of exercise of the amount of desired withholding but such withholding may not be less than the minimum required by law, which minimum amount shall be withheld in the absence of other instruction from the optionee. The optionee may direct the Company to withhold from the exercise of the option that number of whole shares of common stock as shall equal in value the nearest whole share equivalent of the indicated tax withholding requirement. Stock to be used for withholding shall be valued at the last sale price as reported by the Automated Quotation System of the National Association of Securities Dealers on the date of exercise. To the extent the withholding amount is not satisfied in stock, the optionee shall satisfy the remaining amount to be withheld by remitting such amount in cash to the Company.
7.1.	Change in Stock, Adjustments, Etc. If the shares of common stock of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of such shares of common stock shall be increased through the payment of a stock dividend or stock split, there shall be substituted for or added to each share of common stock of the Company theretofore reserved for the purposes of the Plan, whether or not such shares are at the time subjects to outstanding options, the number and kind of shares of stock or other securities into which each outstanding share of common stock of the Company shall be so changed or for which it shall be so exchanged, or to which each such share shall be entitled, as the case may be. Outstanding options shall also be considered to be appropriately amended as to price and other terms as may be necessary or appropriate to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding shares of common stock of the Company, or of any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, then if the Board of Directors shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind or option price of the shares then reserved for the purposes of the Plan, or in any option theretofore granted or which may be granted under the Plan, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan. In making any such substitution or adjustment, pursuant to this Section 7.1, fractional shares shall be ignored.

7.2	Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, Options outstanding as of the date of such Change in Control and not then exercisable and vested shall become fully exercisable and vested.

For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:
(a)	any Person is or becomes the “beneficial owner” (within the meaning of Rule 13d-3 promulgated under Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”)), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding securities; or

(b)	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on August 2, 1996, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on August 2, 1996 or whose appointment, election or nomination for election was previously so approved; or

(c)	there is consummated a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 80% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries other than in connection with the acquisition by the Company or its subsidiaries of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding securities; or

(d)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.
For purposes of the above definition of Change in Control, “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
8.	Duration; Amendment; Termination. The Plan shall be effective if approved by the holders of a majority of the outstanding shares of the Company present or represented and voting thereon at the Annual Meeting of the Stockholders of the Company scheduled for April 19, 1995, or at any adjournment thereof and, if approved, shall continue until December 31, 2005, unless terminated before that time by the Board of Directors. Options shall not be awarded or granted after the end of such period or the earlier termination of the Plan, but options theretofore granted shall continue after that date unless terminated in accordance with the terms of the Plan. The Board of Directors may at any time terminate the Plan, and may from time to time alter or amend the Plan or any part thereof provided that, except as permitted by Sections 6 and 7, no amendment shall (a) increase the total number of shares of common stock issuable upon the exercise of options granted under the Plan, (b) reduce the minimum option price, or (c) impair any outstanding option.

9.	Construction. The Plan shall be interpreted and construed in accordance with the laws of the State of Missouri.

7